[FORTIS LOGO]

FORTIS SERIES FUND, INC.
JANUARY 5, 2001

SUPPLEMENT TO FORTIS SERIES FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


-    THE FOLLOWING CHANGE APPLIES TO THE ENTIRE STATEMENT OF ADDITIONAL
     INFORMATION.

T. Rowe Price International, Inc. has become the sub-adviser for International Stock Series II, formerly known as Global Asset Allocation Series. References to Global Asset Allocation Series are deleted.

- THE FOLLOWING PARAGRAPH REPLACES THE THIRD PARAGRAPH UNDER SECTION ENTITLED "BLUE CHIP STOCK SERIES" ON PAGES 7-8.

     The Fund will hold a certain portion of its assets in money market reserves. Reserve positions are expected to consist primarily of shares of the Reserve Investment Funds, Inc. money market funds managed by T. Rowe Price, the Fund's subadviser, and available to clients of T. Rowe Price. Currently, two such money market funds are in operation--Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under and Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997). RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Short-term, high quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less may also be held. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility. During periods when the Fund assumes a temporary defensive position, it will not be pursuing its investment objective.

- THE FOLLOWING SECTION REGARDING THE INVESTMENT POLICIES OF INTERNATIONAL STOCK SERIES II IS ADDED ON PAGE 9, IMMEDIATELY FOLLOWING THE SECTION ENTITLED "INTERNATIONAL STOCK SERIES."

INTERNATIONAL STOCK SERIES II

         International Stock Series II invests primarily in common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world. The Fund may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The Fund's investment in foreign securities may include American Depositary Receipts or Global Depositary Receipts. The Fund also invests in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the Fund's investment objective.

         The Fund will hold a certain portion of its assets in money market reserves. Reserve positions are expected to consist primarily of shares of the Reserve Investment Funds, Inc. money market funds managed by T. Rowe Price, the subadviser, and available to clients of T. Rowe Price. Currently, two such money market funds are in operation--Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under and Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997). RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Short-term, high quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less may also be held. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility. During periods when the Fund assumes a temporary defensive position, it will not be pursuing its investment objective.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency and foreign currency forward exchange contracts; (ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

- THE FOLLOWING CHANGES APPLY TO THE DISCLOSURE ON CERTAIN INVESTMENTS AND INVESTMENT STRATEGIES ON PAGES 13-35.

- Where the description of a certain investment or investment strategy indicates that it may be employed by each Fund, the phrase "each Fund" is understood to include International Stock Series II.

- Under "Securities of Other Investment Companies" on page 14, International Stock Series II also may invest in shares of the Reserve Investment Funds, Inc. money market fund managed by T. Rowe Price.





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- Under "Securities of Foreign Issuers" on pages 24-26, International Stock
Series II is added to the list of Funds that may invest significantly in securities of foreign issuers. In addition to International Stock Series II, this list includes Multisector Bond Series, International Stock Series, Global Growth Series and Global Equity Series.

- International Stock Series II may invest in emerging markets and may hold equity securities of foreign issuers in the form of depositary receipts. These investment strategies are described on page 26, under the headings "Emerging Markets" and "Depositary Receipts."

- Under "Futures Contracts and Options on Futures Contracts" on pages 28-29, International Stock Series II may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts.

- Under "Foreign Currency Forward Exchange Contracts" on page 29, International Stock Series II may purchase or sell foreign currency forward exchange contracts to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which the Fund invests.

- Under "Options on Foreign Currencies" on page 29, International Stock Series II may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired.

- Under "Reverse Repurchase Agreements" on page 32, International Stock Series II may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, although the Fund does not currently intend to make such investments.

- Under "Lending of Portfolio Securities" on page 33, International Stock Series II may lend its portfolio securities and is doing so.

- THE FOLLOWING SECTION IS ADDED IMMEDIATELY FOLLOWING THE SECTION ENTITLED "DEPOSITARY RECEIPTS" ON PAGE 26.

         PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds which may invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Fund held its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

-    THE FOLLOWING REPLACES THE SECTION ENTITLED "OPTIONS" ON PAGES 26-28.

         OPTIONS. To reduce fluctuations in net asset value or to increase current income, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock


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Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series,
Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series may:

         - sell (write) covered call and secured put options (except that Large Cap Growth Series may not write put options); and

         -    purchase call and put options

on securities written by others. These Funds may write and buy options on the same types of securities that these Funds may purchase directly. However, all options purchased or written by S&P 500 Index Series and Mid Cap Stock Series must be listed on a national securities or futures exchange or traded in the over-the-counter ("OTC") market.

         For more information on the limitations that apply to the Funds' investment in options, see "More Information on Certain Investments and Investment Strategies--Limitations on Investments in Options, Futures Contracts and Forward Contracts."

         USE OF OPTIONS. Put and call options may be used for a variety of purposes:

         - To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         - To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

         - To Increase Current Income. Finally, a portfolio manager may write covered call options or secured put options to increase current income. If the options expire unexercised, the Fund realizes additional current income equal to the difference between the amount of the price (premium) received for selling the option and the related transaction costs.

         Each of the Funds that may invest in options may do so for both hedging purposes and to increase current income. However, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Growth & Income Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap


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Stock Series, Global Growth Series, Growth Stock Series and Aggressive Growth
Series may also enter into options transactions for speculative purposes.

         WRITING CALL OPTIONS. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

         - owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or

         - holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
              (ii) is greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

         WRITING PUT OPTIONS. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

         - segregates cash or other liquid assets with a value equal to the exercise price of the put; or

         - holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or
              (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

         BUYING CALL OPTIONS. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

         A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

         BUYING PUT OPTIONS. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

         A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

         Each Fund that may invest in options for speculative purposes (listed above under the heading "Use of Options") may also buy put options at a time when such Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

         OPTIONS ON FINANCIAL INDICES. Multisector Bond Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series, and Aggressive Growth Series may:

         - sell (write) covered call options and secured put options on financial indices; and

         -    purchase call and put options on financial indices.

         In contrast to an option on a security, an option on a financial index provides the holder with the option to receive cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

         - the difference between the closing price of the index and the exercise price of the option, multiplied by

         -    a fixed "index multiplier".

         Thus, unlike an option on a particular security, all settlements are in cash, and gain or loss depends on price movements in the financial market generally (or in a particular industry or segment of the market) rather than price movements in an individual security.

         Covered Call Options on Financial Indices. A call option written on a financial index is "covered" if the Fund:

         - holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or

         - holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
              (b) greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

The Funds will not write "uncovered" call options on financial indices.

         Secured Put Options on Financial Indices. A Fund may also "secure" put options on financial indices by:

         - holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or
              (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets; or

         - segregating cash or other liquid assets in an amount equal to the exercise price of the option.

The Funds will not write "unsecured" put options on financial indices.

Additional information about options is contained in Appendix A.

- THE FOLLOWING PARAGRAPH IS ADDED UNDER "LIMITATIONS ON INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS" ON PAGE 31.

     For Blue Chip Stock Series and International Stock Series II, in connection with options on securities, the total market value of securities against which the Fund has written call or put options may not exceed 25% of the Fund's total assets. In addition, Blue Chip Stock Series and International Stock Series II will not commit individually more than 5% of their total assets to premiums when purchasing call or put options.

- THE FOLLOWING APPLIES TO THE SECTION ENTITLED "INVESTMENT RESTRICTIONS" ON PAGES 35-37.

- The restrictions described under the heading "Fundamental Investment Restrictions" apply to International Stock Series II. The nonfundamental investment restriction regarding investment in illiquid securities, described on page 36, applies to International Stock Series II.





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                               MONEY MARKET SERIES
                        U.S. GOVERNMENT SECURITIES SERIES
                            DIVERSIFIED INCOME SERIES
                             MULTISECTOR BOND SERIES
                                HIGH YIELD SERIES
                             ASSET ALLOCATION SERIES
                             AMERICAN LEADERS SERIES
                                  VALUE SERIES
                          CAPITAL OPPORTUNITIES SERIES
                             GROWTH & INCOME SERIES
                              S&P 500 INDEX SERIES
                             BLUE CHIP STOCK SERIES
                            BLUE CHIP STOCK SERIES II
                           INTERNATIONAL STOCK SERIES
                          INTERNATIONAL STOCK SERIES II
                              MID CAP STOCK SERIES
                             SMALL CAP VALUE SERIES
                              GLOBAL GROWTH SERIES
                              GLOBAL EQUITY SERIES
                             LARGE CAP GROWTH SERIES
                             INVESTORS GROWTH SERIES
                               GROWTH STOCK SERIES
                            AGGRESSIVE GROWTH SERIES
                    EACH A SERIES OF FORTIS SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2000
                         AS SUPPLEMENTED JANUARY 5, 2001


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to a Prospectus for the Series listed above (individually, a "Fund" and collectively, the "Funds") dated May 1, 2000, as supplemented September 1, 2000, and should be read in conjunction therewith. The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report are available, without charge, by writing or calling the Funds, P.O. Box 64284, St. Paul, Minnesota 55164 (telephone: (651) 738-4000 or (800) 800-2000).

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Fund History......................................................................................................1
Investment Strategies and Risk Considerations.....................................................................1
Investment Restrictions..........................................................................................44
Management of the Funds..........................................................................................47
Principal Holders of Securities..................................................................................52
Investment Advisory and Other Services...........................................................................52
Brokerage Allocation and Other Practices.........................................................................59
Capital Stock....................................................................................................64
Pricing of Shares................................................................................................65
Redemption of Shares.............................................................................................67
Taxation.........................................................................................................67
Underwriter......................................................................................................69
Performance Information..........................................................................................69
Other Service Providers..........................................................................................73
Limitation of Director Liability.................................................................................73
Additional Information...........................................................................................73
Financial Statements.............................................................................................74
Appendix A--Description of Futures, Options and Forward Contracts................................................75
Appendix B--Commercial Paper, Corporate Bond and Preferred Stock Ratings.........................................80

                                  FUND HISTORY

         Each Fund is a series of Fortis Series Fund, Inc. ("Fortis Series"), which was incorporated in Minnesota in 1986. Fortis Series is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Funds are advised by Fortis Advisers, Inc. ("Advisers"). For certain Funds, Advisers has retained the services of a subadviser. See "Investment Advisory and Other Services--Sub-Advisory Agreements."

         Shares of the Funds are currently sold to separate accounts (the "Separate Accounts") of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), which are the funding vehicles for benefits under variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis. The Separate Accounts invest in shares of the Funds through subaccounts that correspond to the different Funds.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

         This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless, otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

MONEY MARKET SERIES

         Although Money Market Series does not attempt to maintain its net asset value at any set price, it is nevertheless subject to certain investment restrictions of Rule 2a-7 under the 1940 Act, in addition to the other policies and restrictions discussed herein and in the Prospectus. Rule 2a-7 requires that the Fund invest exclusively in securities that mature within 397 days from the date of purchase and that it maintain an average dollar weighted maturity of not more than 90 days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Rating Services ("S&P"), a division of The McGraw-Hill Companies, Inc., or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of Advisers to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities, pursuant to the oversight of, and written guidelines and procedures established by, the Fund's Board of Directors.

         Rule 2a-7 requires that the Fund may not invest more than 5% of its total assets in the securities of a single issuer, other than United States "Government Securities" (as defined in the 1940 Act), provided that the Fund may invest in First Tier Securities (as defined in Rule 2a-7) in excess of that limitation for a period of up to three business days after the purchase thereof, but the Fund may not make more than one such investment at any time. Rule 2a-7 also requires that (1) 95% of the assets of the Fund be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category

(such as A-1 and P-1), (2) the Fund may not invest more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not First Tier Securities) and (3) the Fund's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the Fund's total assets or $1,000,000.

         As noted in the Prospectus, Money Market Series' investments in U.S. dollar-denominated foreign securities may include obligations of foreign banks having total assets in excess of one billion dollars, and obligations of foreign branches of domestic banks which have total assets in excess of one billion dollars. In addition, Money Market Series may invest in U.S. dollar-denominated securities of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, such securities not to exceed 25% of Money Market Series' total assets, and U.S. dollar-denominated securities of foreign companies (which do not include domestic branches of foreign banks and foreign branches of domestic banks), such securities not to exceed 15% of Money Market Series' total assets. No more than 49% of Money Market Series' total assets may be invested collectively foreign securities.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         Money Market Series may invest in obligations other than those listed in this Statement of Additional Information or in the Prospectus if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Market Fund.

         Money Market Series (i) may enter into repurchase agreements and (ii) sell securities short against the box. For information about these investment strategies, restrictions on their use and certain associated risks, see related headings under "More Information on Certain Investments and Investment Strategies."

U.S. GOVERNMENT SECURITIES SERIES

         At least 65% of U.S. Government Securities Series' total assets (exclusive of collateral associated with securities lending) will be invested in securities issued or guaranteed by the United States government or its agencies or instrumentalities, and in repurchase agreements pertaining to such securities.

         Up to 35% of U.S. Government Securities Series' total assets may consist of:

         (1) Marketable non-convertible debt securities which are rated at the time of purchase within the three highest grades assigned by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or comparably rated by another nationally recognized rating agency. See Appendix B for a discussion of S&P and Moody's ratings;

         (2) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof (such securities not to exceed 25% of the Fund's total assets);

         (3) Obligations of, or guaranteed by, U.S. banks, which obligations, although not rated as a matter of policy by either Moody's or S&P, are considered by Advisers to have investment quality comparable to securities which may be purchased under item
(1) above (such securities not to exceed 25% of the Fund's total assets);

         (4) Commercial paper obligations rated Prime-1 by Moody's or A-1 by S&P, or comparably rated by another nationally recognized rating agency; and

         (5) Cash, other non-securities assets such as accrued interest, receivables from investment securities sold, prepaid expenses, as well as other high-quality short-term interest bearing debt securities not discussed above.

         The Fund's investments may include mortgage-backed securities. There is no percentage limitation on the Fund's purchase of mortgage-backed securities issued or guaranteed by the United States government or its agencies or instrumentalities. The Fund may also invest in mortgage-backed securities issued and insured by private organizations if such securities fall within the investment restrictions for marketable non-convertible debt securities set forth above.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; and (iv) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

DIVERSIFIED INCOME SERIES

         Under normal circumstances, Diversified Income Series invests at least 70% of its total assets (exclusive of collateral associated with securities lending) in (a) corporate fixed income securities rated within one of the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and
BBB), or comparably rated by another nationally recognized rating agency; (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) mortgage-backed securities in which U.S. Government Securities Series may invest; (d) repurchase agreements pertaining to such securities; (e) commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated Baa or above by Moody's or BBB or above by S&P, or comparably rate by another nationally recognized rating agency, or commercial paper rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P, or comparably rated by another nationally recognized rating agency; and (f) cash and income producing cash equivalents.

         The Fund may also invest in common and preferred stocks, convertible securities and dollar denominated foreign securities. Under normal circumstances, up to 30% of Diversified Income Series' total assets may be invested in any combination of (a) common and preferred stocks and convertible securities; (b) foreign securities (provided that such investments in foreign securities will be limited to 25% of the Fund's total assets); and (c) non-investment grade bonds (sometimes referred to as "junk bonds") and non-rated corporate bonds.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; and (iv) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks see the related headings under "More Information on Certain Investments and Investment Strategies."

MULTISECTOR BOND SERIES

         Multisector Bond Series generally acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security.

         A portion of the Fund's assets may be held in cash and high quality, short-term money market instruments including money market funds that have the Fund's subadviser, A I M Capital Management ("AIM"), or an affiliate of AIM as an investment adviser, certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts; (ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

HIGH YIELD SERIES

         High Yield Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in a diversified portfolio of high-yield, high-risk, fixed income securities (sometimes referred to as "junk bonds"). The Fund also may invest up to 15% of net assets in collateralized mortgage obligations ("CMOs"), issued by government agencies or by private entities, and up to 25% of total assets in certain types of accrual bonds. The Fund may also invest in foreign securities (provided that such investments in foreign securities will be limited to 25% of the Fund's total assets), investment grade fixed income instruments, convertible securities, common and preferred stocks, other equity securities and cash or cash equivalents.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

ASSET ALLOCATION SERIES

         Asset Allocation Series invests primarily in common stocks and fixed-income securities. As noted in the Prospectus, Asset Allocation Series may invest up to 25% of its total assets in foreign securities. However, no more than 15% of the Fund's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; and (v) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

AMERICAN LEADERS SERIES

         American Leaders Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in equity securities issued by blue chip companies. These equity securities may include common stocks, preferred stocks, securities of limited liability companies, business trusts and companies organized outside the United States that are comparable to common or preferred stock, real estate investment trusts, warrants, convertible securities and American Depositary Receipts. The Fund may also invest in certain fixed income securities.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

VALUE SERIES

         Value Series invests primarily in common stocks. The Fund may also invest in securities convertible into common stocks, and may occasionally invest limited amounts in other types of securities (such as nonconvertible preferred stock and debt securities). Value Series may invest in both listed and unlisted securities. The Fund may invest up to 10% of its total assets in foreign securities.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

CAPITAL OPPORTUNITIES SERIES

         Capital Opportunities Series invests, under normal market conditions, at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. Up to 15% of the Fund's net assets may be invested in fixed income securities that are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another nationally recognized rating agency, or are unrated and determined to be of comparable quality by the Fund's subadviser. See "More Information on Certain Investments and Investment Strategies -- High-Yield/High-Risk Securities." Up to 35% of the Fund's net assets may be invested in foreign securities, including securities of issuers located in emerging markets. See "More Information on Certain Investments and Investment Strategies -- Securities of Foreign Issuers" and "More Information on Certain Investments and Investment Strategies -- Emerging Markets."

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) engage in the lending of portfolio securities; (iv) enter into futures contracts and options thereon; (v) purchase, write or sell options on securities or financial indices;
(vi) purchase or sell foreign currency forward exchange contracts; (vii) purchase and write put and call options on foreign currencies; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GROWTH & INCOME SERIES

         Growth & Income Series invests primarily in common stocks. The Fund may also invest in securities convertible into common stocks, and may occasionally invest limited amounts in other types of securities (such as nonconvertible preferred stock and debt securities). Growth &

Income Series may invest in both listed and unlisted securities. The Fund may invest up to 10% of its total assets in foreign securities.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

S & P 500 INDEX SERIES

         Under normal circumstances, S&P 500 Index Series invests at least 95% of its total assets (exclusive of collateral associated with securities lending) in the common stocks included in the S&P 500 Index. To maintain liquidity, the Fund also may invest in U.S. Government securities, commercial paper, bank certificates of deposit and bank demand and time deposits.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into stock index futures contracts and options thereon; (vi) purchase and sell options on stock indexes; and (vii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

         Standard & Poor's, "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fortis Series. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Fortis Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Fortis Series or the Fund. S&P has no obligation to take the needs of Fortis Series or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR

INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BLUE CHIP STOCK SERIES

         Blue Chip Stock Series will invest at least 65% of its total assets (exclusive of collateral associated with securities lending) in the common stocks of large and medium-sized blue chip growth companies, as defined by the Fund's subadviser. The Fund may also purchase other types of securities, such as preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the Fund's investment objectives. The Fund may invest in fixed income securities of any type without regard to quality or rating. Such securities would be purchased in companies, municipalities and entities that meet the investment criteria for the Fund. However, the Fund will not purchase a non-investment grade fixed income security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities. Investments in convertible securities, preferred stocks and fixed income securities are limited to 25% of total assets.

         The Fund may also invest in hybrid instruments (a type of potentially high-risk derivative) that can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. The Fund may invest up to 10% of its total assets in hybrid instruments.

         The Fund will hold a certain portion of its assets in money market reserves. Reserve positions are expected to consist primarily of shares of the Reserve Investment Funds, Inc. money market funds managed by T. Rowe Price, the Fund's subadviser, and available to clients of T. Rowe Price. Currently, two such money market funds are in operation--Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under and Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997). RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Short-term, high quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less may also be held. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility. During periods when the Fund assumes a temporary defensive position, it will not be pursuing its investment objective.

         The Fund may invest up to 20% of its total assets (excluding reserves) in foreign securities, including securities from emerging markets. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs).

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts; and (ix) purchase and write put and call options on foreign currencies. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

BLUE CHIP STOCK SERIES II

         Blue Chip Stock Series II's primary investment objective is long-term growth of capital with a secondary objective of current income. It is anticipated that at least 65% of the Series' total assets (exclusive of collateral associated with securities lending) will be invested in common stocks, convertible securities and bonds of blue chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below). While current income is a secondary objective, most of the stocks in the Series' portfolio are expected to pay dividends. The Fund will generally invest in large-sized companies (listed in the United States) which possess the following characteristics:

- MARKET CHARACTERISTICS - Blue chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- FINANCIAL CHARACTERISTICS - A blue chip company possesses at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or a balance sheet with relatively low debt and a high return on equity relative to its competitors.

         The Fund will diversify among industries and therefore will not invest 25% or more of its total assets in any one industry. Under normal market conditions, Blue Chip's portfolio will be diversified among industries in a manner similar to the industry diversification of broad market indices.

         The Fund will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Rating Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's investment adviser to be below investment grade quality. For information on ratings of fixed income securities see Appendix A.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts; (ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

INTERNATIONAL STOCK SERIES

         International Stock Series invests primarily in the equity securities of non-U.S. companies (i.e., incorporated or organized outside the United States). However, the Fund may have substantial investments in American Depositary Receipts and in convertible bonds and other convertible securities. The Fund may invest up to 20% of the value of its total assets in fixed income securities and short-term money market instruments. International Stock Series' fixed income investments will be limited to those rated A or better by S&P or Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, determined by the Fund's subadviser to be of comparable quality. See Appendix B for a description of the ratings of fixed income securities.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) purchase, write or sell options on securities or financial indices; (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

INTERNATIONAL STOCK SERIES II

         International Stock Series II invests primarily in common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world. The Fund may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The Fund's investment in foreign securities may include American Depositary Receipts or Global Depositary Receipts. The Fund also invests in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the Fund's investment objective.

         The Fund will hold a certain portion of its assets in money market reserves. Reserve positions are expected to consist primarily of shares of the Reserve Investment Funds, Inc. money market funds managed by T. Rowe Price, the subadviser, and available to clients of T. Rowe Price. Currently, two such money market funds are in operation--Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under and Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997). RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Short-term, high quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less may also be held. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility. During periods when the Fund assumes a temporary defensive position, it will not be pursuing its investment objective.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency and foreign currency forward exchange contracts; (ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

MID CAP STOCK SERIES

     Under normal circumstances, at least 65% of Mid Cap Stock Series' total assets (exclusive of collateral associated with securities lending) will be invested in common stocks. The Fund may also invest in: (1) obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities; (2) instruments of U.S. and foreign banks, including certificates of deposit (including Eurodollar and Yankee certificates of deposit), banker's acceptances and time deposits (including Eurodollar time deposits); (3) corporate obligations rated at least Baa by Moody's or BBB by S&P or, if unrated, of comparable quality as determined by Fund's subadviser; (4) Eurodollar bonds and notes; (5) securities of foreign companies evidenced by American Depository Receipts; and (6) commercial paper.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts;
(ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

SMALL CAP VALUE SERIES

     Small Cap Value Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may also invest in common stocks of companies with market capitalizations in excess of such 12-month average; equity securities other than common stocks, such as convertible securities, preferred stocks, warrants and rights; government securities; short-term investments; or other securities. In addition, Small Cap Value Series may invest in certain securities with unique risks, such as special situations and securities of unseasoned issuers. The Fund may also invest in foreign securities.

     Special Situations. The Fund may invest in special situations, that is, in common stocks of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. Examples of special situations are companies being reorganized or merged, companies having unusual new products, or which enjoy particular tax advantages, or companies that are run by new management or may be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these issuers and their circumstances. In addition, stocks of companies in special situations may be more volatile, since the market value of these stocks may decline if an anticipated event or benefit does not materialize.

     Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, including the operations of any predecessors and parents. Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may be small companies and involve the risks and price volatility associated with smaller companies.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; and (vii) purchase or sell foreign currency forward exchange contracts. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GLOBAL GROWTH SERIES

     Global Growth Series invests primarily in common stocks. The Fund may also invest in other types of equity securities, such as preferred stocks and warrants, and in debt obligations. The debt obligations in which the Fund may invest include a variety of government bonds and corporate debt obligations. Global Growth Series expects that a large portion of its debt investments will be high quality government or corporate bonds. High quality debt securities are securities rated within one of the two highest categories of Moody's (Aaa and Aa) or of S&P (AAA and AA), or comparably rated by another nationally recognized rating agency, or, if unrated, determined to be of comparable quality by Advisers. Government bonds which the Fund may purchase include debt obligations issued or guaranteed by the U.S. government or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities or instrumentalities and also include debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations which the Fund may purchase include corporate bonds and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Fund may also purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit). No more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa or BBB. A description of the Moody's and S&P ratings is included in Appendix B.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies;

and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GLOBAL EQUITY SERIES

     Global Equity Series invests, under normal market conditions, at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. Up to 100% of the Fund's net assets may be invested in foreign securities. See "More Information on Certain Investments and Investment Strategies -- Securities of Foreign Issuers" and "More Information on Certain Investments and Investment Strategies -- Emerging Markets."

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) engage in the lending of portfolio securities; (iv) enter into futures contracts and options thereon; (v) purchase, write or sell options on securities or financial indices; (vi) purchase or sell foreign currency forward exchange contracts; and (vii) purchase and write put and call options on foreign currencies. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

LARGE CAP GROWTH SERIES

     Large Cap Growth Series invests primarily in the common stocks of a limited number of large U.S. companies. The Fund normally invests at least 85% of its total assets (exclusive of collateral associated with securities lending) in the equity securities of U.S. companies. These are companies (i) organized under United States law that have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States.

     Large Cap Growth Series may also: (1) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase; (2) invest up to 5% of its net assets in rights or warrants; (3) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options on securities and purchase and sell put and call options on securities and financial indices; and
(vii) purchase or sell foreign currency forward exchange contracts. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

INVESTORS GROWTH SERIES

     Investors Growth Series invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which the Fund's subadviser believes offer better than average prospects for long-term growth. Up to 35% of the Fund's net assets may be invested in foreign securities, including securities of issuers located in emerging markets. See "More Information on Certain Investments and Investment Strategies -- Securities of Foreign Issuers" and "More Information on Certain Investments and Investment Strategies -- Emerging Markets."

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) engage in the lending of portfolio securities; (iv) enter into futures contracts and options thereon; (v) purchase, write or sell options on securities or financial indices; (vi) purchase or sell foreign currency forward exchange contracts; and (vii) purchase and write put and call options on foreign currencies. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GROWTH STOCK SERIES

     Growth Stock Series invests primarily in common stocks. The Fund may also invest in securities convertible into common stocks, and may occasionally invest limited amounts in other types of securities (such as nonconvertible preferred and debt securities). Growth Stock Series may invest in both listed and unlisted securities. The Fund may also invest up to 10% of its total assets in foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements and (ii) sell securities short against the box. For information about this investment strategy, restrictions on its use and certain associated risks, see "More Information on Certain Investments and Investment Strategies."

AGGRESSIVE GROWTH SERIES

     Aggressive Growth Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks of emerging growth companies and more established companies whose rates of earnings growth are expected to accelerate because of special factors. The Fund may, to a limited extent, seek appreciation in other types of securities such as convertible securities and warrants when relative values make such purchases appear attractive. Aggressive Growth Series may invest up to 10% of its total assets in foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) purchase, write or sell options on securities or financial indices; and (vii) purchase or sell foreign currency forward exchange contracts;
(viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

MORE INFORMATION ON CERTAIN INVESTMENTS AND INVESTMENT STRATEGIES

     COMMON AND PREFERRED STOCKS. Each Fund other than Money Market Series and U.S. Government Securities Series may invest in common and preferred stocks (except that Multisector Bond Series does not invest in common stock and S&P 500 Index Series does not invest in preferred stocks). Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

     CONVERTIBLE SECURITIES. Each Fund other than Money Market Series, U.S. Government Securities Series and S&P 500 Index Series may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

     WARRANTS OR RIGHTS. Warrants or rights may be acquired by each Fund (except Investors Growth Series) in connection with other securities or separately. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Global Growth Series each may invest up to 5% of their net assets in warrants or rights. Large Cap Growth Series may invest up to 5% of total assets in warrants or rights. International Stock Series II may invest up to 10% of its net assets in warrants or rights.

     SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may purchase the securities of open-end or closed-end investment companies if such purchases are in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, Advisers and the subadvisers believe that at times the return and liquidity features of these securities will be more beneficial than other types of securities. Blue Chip Stock Series and International Stock Series II may invest in shares of the Reserve Investment Funds, Inc. money market fund managed by T. Rowe Price (Blue Chip Stock Series' subadviser) and made available to clients of T. Rowe Price. The Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the Reserve Investment Fund. Multisector Bond Series may invest in shares that have AIM, the Fund's subadviser, or an affiliate of AIM as an investment adviser ("the Affiliated Money Market Funds"), provided that such purchases are in compliance with the 1940 Act. With respect to Multisector Bond Series' purchase of shares of the Affiliated Money Market Funds, the Fund will pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

     SHORT-TERM MONEY MARKET INSTRUMENTS. Each Fund may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which each Fund may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers (or a Fund's subadviser, if applicable) to be of comparable quality and
(iv) repurchase agreements relating to the foregoing.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Each Fund may invest in certificates of deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     LETTERS OF CREDIT. Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks, the securities of which, in the opinion of Advisers (or a Fund's subadviser, if applicable), are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit-backed investments.

     EXTENDIBLE NOTES. Money Market Series, Diversified Income Series, Multisector Bond Series, High Yield Series and Asset Allocation Series each are permitted to invest up to 25% of the value of their total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price, e.g., at 100% of the outstanding principal amount plus unpaid accrued interest, if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer, i.e., to require the issuer to repurchase the note, provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

     Extendible notes are typically issued with maturity dates in excess of 397 days from the date of issuance. If such extendible notes provide for an optional maturity date of 397 days or less, however, then such notes are deemed by the Funds to have been issued for the shorter optional maturity date. Accordingly, investment in such extendible notes would not be in contravention of the investment policy of Money Market Series not to invest in securities having a maturity date in excess of 397 days from the date of acquisition. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturities of the Funds.

     An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Fund buying them.

     The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's and by S&P, and investments by the Funds in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Funds with respect to other forms of investment. The creditworthiness of such issuers is also monitored by Advisers (or the subadviser for Multisector Bond Series).

     FLOATING AND VARIABLE RATE INSTRUMENTS. Certain of the debt obligations that the Funds may purchase have floating or variable rates of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers (or a Fund's subadviser, if applicable) monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a subcustodian agreement approved by the Fund between the bank and the Fund's custodian.

     The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that such Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Each Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers (or a Fund's subadviser, if applicable) will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities, which include: (i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be little or no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities.

     U.S. government securities in which the Funds may invest include U.S. Treasury inflation-protection securities. Inflation-protection securities are new types of marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July, and October. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

     ACCRUAL BONDS. U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Capital Opportunities Series, International Stock Series, Global Equity Series, Investors Growth Series and Global Growth Series may invest in certain types of accrual bonds, including zero coupon obligations, payment-in-kind debentures and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period of the bond. High Yield Series may invest up to 25% of its net assets in accrual bonds.

     Zero Coupon Obligations. The Funds which may invest in accrual bonds, may invest in zero coupon obligations of government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. A Fund's investment policies and restrictions applicable to corporate and government securities shall apply equally to such Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings).

     Payment-in-Kind Debentures. A payment-in-kind debenture ("PIK") pays interest in securities rather than cash. Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of the investment. A Fund's investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Fund as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

     Deferred payment securities. With deferred payment securities interest payments accrue on the security for a predetermined period of time. At the end of the period, the accumulated cash interest is paid to the holder of the security. Deferred payment securities are, similar to zero coupon bonds, issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

     MORTGAGE-BACKED SECURITIES. Each Fund other than Aggressive Growth Series may invest in certain types of mortgage-backed securities. One type of mortgage-backed security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

     U.S. Government Pass-Through Securities. A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Information on the mortgage-backed securities issued by these entities is set forth below.

          (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

          (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

          As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

          (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

          The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and investment income would be reduced.

          (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

          The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

          (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

          FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Private Pass-Through Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

     Fortis Series expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Funds may, consistent with their investment objectives, policies and restrictions, consider making investments in such new types of securities.

     CMOs, Multi-Class Pass-Through Securities and Other Types of Mortgage-Backed Securities. Other types of mortgage-backed securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

     Securities in this investment category include, among others, standard mortgage-related bonds, collateralized mortgage obligations (CMOs) and multi-class pass-through securities. Mortgage-related bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable monthly and principal payable on the stated date of maturity.

     U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, Capital Opportunities Series, International Stock Series, Global Equity Series and Investors Growth Series may invest in CMOs and multi-class pass-through securities. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as derivatives.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

     There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and Z bonds, which are described below.

     As to IOs, POs, inverse floaters, and Z bonds, not more than 5% of the net assets of each of U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series and International Stock Series will be invested in any one of these items at any one time, and no more than 10% of the net assets of each of such Fund will be invested in all such obligations at any one time. Not more than 5% of Global Growth Series' net assets collectively will be invested in such obligations at any time.

     Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on such Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

     However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

     A Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

     Investments in mortgage-backed securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-backed securities owned by a Fund. Because investments in mortgage-backed securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

     REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS. Diversified Income Series, Multisector Bond Series, Asset Allocation Series, American Leaders Series, Value Series, Growth & Income Series, Blue Chip Stock Series II and Small Cap Value Series may invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. In addition, Value Series may invest up to 10% of its total assets in REITs, but will invest only in REITs that are publicly distributed. Growth & Income Series and Value Series currently intend to make any REIT investments primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

     The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

     MUNICIPAL SECURITIES. U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series and Asset Allocation Series each may invest not more than 20% of their total assets in municipal securities during periods when such securities appear to offer more attractive returns than taxable securities. Capital Opportunities Series, Global Equity Series and Investors Growth Series may also invest in municipal securities.

     BRADY BONDS. Capital Opportunities Series, Global Equity Series and Investors Growth Series may invest in Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas G. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

     HIGH-YIELD/ HIGH-RISK SECURITIES. Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series and Capital Opportunities Series may invest in securities rated lower than investment grade (commonly known as "high yield" or "junk" bonds). Participation in lower-rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Fund defaulted, such Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and in the net asset values of Funds investing in such securities. Furthermore, in the case of high-yielding securities structured as zero coupon or payment in kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund holding the security likely would have to replace it with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the net asset value of a Fund holding such security. If the Funds experience unexpected net redemptions, this may force them to sell their high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Funds' expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Board of Directors to accurately value high-yielding securities and a Fund's ability to dispose of such securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by the Funds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     New laws and proposed new laws could have an adverse impact on the market for such securities. As examples, recent legislation requires federally-insured savings and loan associations to divest their investments in high-yielding securities and pending proposals are designed to limit the use, or tax and other advantages of high-yielding securities. The new legislation and the proposals, if enacted, could have an adverse effect on the Funds' net asset values and investment practices, with the extent of the impact depending upon the composition of such Funds at that time.

     Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers (or a Fund's subadviser, if applicable) continuously monitors the issuers of high-yielding securities held by these Funds to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Funds can meet redemption requests. The achievement of the investment objectives of such Funds may be more dependent upon the Advisers' or a subadviser's own credit analysis than is the case for higher quality bonds.

     SECURITIES OF FOREIGN ISSUERS. Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series invest significantly in securities of foreign issuers. Money Market Series and U.S. Government Securities Series each may invest in securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof in an amount not exceeding 25% of the value of its total assets. Money Market Series also may invest in obligations of foreign banks and foreign branches of domestic and foreign banks, provided such banks have total assets in excess of $1 billion, and it may invest up to 15% of its total assets in securities of foreign companies. However, Money Market Series may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof;
(ii) securities of foreign companies; and (iii) securities of foreign banks and their branches and securities of foreign branches of domestic banks. Multisector Bond Series may invest up to 40% of its total assets in securities of foreign governments or companies. Investors Growth Series and Capital Opportunities Series each may invest up to 35% of net assets in foreign securities. Asset Allocation Series may invest up to 25% of its total asset in foreign securities, provided that no more than 15% of its total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. Diversified Income Series and High Yield Series may each invest up to 25% of their net assets in foreign securities. Blue Chip Stock Series II may invest up to 25% of its total assets in foreign securities. Blue Chip Stock Series may invest up to 20% of its total assets (excluding reserves) in foreign securities. Large Cap Growth Series may invest up to 15% of its total assets in foreign securities. Value Series, Growth & Income Series, Growth Stock Series, and Aggressive Growth Series each may invest up to 10% of total assets in securities of foreign governments and companies. Small Cap Value Series may invest in foreign securities without limitation. Investments in foreign securities by American Leaders Series are limited to American Depositary Receipts (see " - Depositary Receipts" below).

     Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, a Fund could lose its entire investment in any such country. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Fund, particularly Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. A significant portion of the securities held by the Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series will not be registered with the Securities and Exchange Commission ("SEC") or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Funds will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists.

     Because Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series will each invest significantly in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of each such Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in that Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of that Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.

     Although Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series each values its assets daily in terms of U.S. dollars, each such Fund does not intend to convert its holdings of foreign currencies into U.S.

dollars on a daily basis. These Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Each Fund will consider such difficulties when determining the allocation of its assets, although the Funds do not believe that such difficulties will have a material adverse effect on their portfolio trading activities.

     A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

     There are risks associated with investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks that do not accompany investments in obligations of domestic banks generally. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Not all of such laws and regulations apply to foreign branches of domestic banks. In addition, obligations of foreign branches of domestic banks and domestic branches of foreign banks are not insured by the Federal Deposit Insurance Corporation. Such investments are also subject to the risk of investing in foreign securities generally, as discussed above.

     EMERGING MARKETS. Each Fund that may invest in foreign securities may invest in emerging market countries, with the exception of U.S. Government Securities Series. Global Growth Series is limited to investing up to 45% of its total assets in emerging market countries. Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness.

     Emerging markets are countries categorized as emerging markets by the International Financial Corporation, the World Bank's private sector division. Such countries may include but are not limited to Singapore, Indonesia, China, India and certain Latin American countries such as Mexico, Argentina, Chile and Brazil. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

     DEPOSITARY RECEIPTS. The Funds which may invest in foreign securities may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs and GDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds which may invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Fund held its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

     OPTIONS. To reduce fluctuations in net asset value or to increase current income, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series may:

     - sell (write) covered call and secured put options (except that Large Cap Growth Series may not write put options); and
     -    purchase call and put options

on securities written by others. These Funds may write and buy options on the same types of securities that these Funds may purchase directly. However, all options purchased or written by S&P 500 Index Series and Mid Cap Stock Series must be listed on a national securities or futures exchange or traded in the over-the-counter ("OTC") market.

     For more information on the limitations that apply to the Funds' investment in options, see "More Information on Certain Investments and Investment Strategies--Limitations on Investments in Options, Futures Contracts and Forward Contracts."

     USE OF OPTIONS. Put and call options may be used for a variety of purposes:

     - To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

     - To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

     - To Increase Current Income. Finally, a portfolio manager may write covered call options or secured put options to increase current income. If the options expire unexercised, the Fund realizes additional current income equal to the difference between the amount of the price (premium) received for selling the option and the related transaction costs.

     Each of the Funds that may invest in options may do so for both hedging purposes and to increase current income. However, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Growth & Income Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series may also enter into options transactions for speculative purposes.

     WRITING CALL OPTIONS. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

     - owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or
     - holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

     WRITING PUT OPTIONS. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

     - segregates cash or other liquid assets with a value equal to the exercise price of the put; or
     - holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

     BUYING CALL OPTIONS. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     BUYING PUT OPTIONS. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     Each Fund that may invest in options for speculative purposes (listed above under the heading "Use of Options") may also buy put options at a time when such Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

     OPTIONS ON FINANCIAL INDICES. Multisector Bond Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series, and Aggressive Growth Series may:

     - sell (write) covered call options and secured put options on financial indices; and
     -    purchase call and put options on financial indices.

     In contrast to an option on a security, an option on a financial index provides the holder with the option to receive cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

     - the difference between the closing price of the index and the exercise price of the option, multiplied by
     -    a fixed "index multiplier".

     Thus, unlike an option on a particular security, all settlements are in cash, and gain or loss depends on price movements in the financial market generally (or in a particular industry or segment of the market) rather than price movements in an individual security.

     Covered Call Options on Financial Indices. A call option written on a financial index is "covered" if the Fund:

     - holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or
     - holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

The Funds will not write "uncovered" call options on financial indices.

     Secured Put Options on Financial Indices. A Fund may also "secure" put options on financial indices by:

     - holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets; or

     - segregating cash or other liquid assets in an amount equal to the exercise price of the option.

The Funds will not write "unsecured" put options on financial indices.

Additional information about options is contained in Appendix A.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

     Futures Contracts. Multisector Bond Series, High Yield Series, American Leaders Series, Capital Opportunities Series, International Stock Series II, Global Equity Series and Investors Growth Series may enter into interest rate futures contracts. American Leaders Series, Capital Opportunities Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series may enter into stock index futures contracts. Multisector Bond Series, High Yield Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series may also enter into foreign currency futures contracts.

     A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund. A Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to make and maintain margin deposits. Futures may also be used to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overexposure to certain markets; in an effort to enhance income; and as a cash management tool.

     Options on Futures Contracts. Each Fund that may enter into futures contracts may also purchase and write put and call options on such contracts. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     Purchases of options on futures contracts may present less risk in hedging than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts. The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a lower value than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     For more information of futures contracts and options thereon, see Appendix A to this Statement of Additional Information.

     FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS. Multisector Bond Series, High Yield Series, Value Series, Capital Opportunities Series, Growth & Income Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Fund invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, a Fund also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross-hedge").

     Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Fund that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, only International Stock Series and International Stock Series II may enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

     Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements would not be accurately predicted.

     OPTIONS ON FOREIGN CURRENCIES. Multisector Bond Series, High Yield Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Global Equity Series, Investors Growth Series and Aggressive Growth Series may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and these Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to such a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or over-the-counter.

     SWAPS, CAPS, COLLARS AND FLOORS. Capital Opportunities Series, Global Equity Series and Investors Growth Series may enter into swap, cap, collar and floor transactions. Swaps are privately-negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Funds, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the product may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     Caps, collars and floors are privately-negotiated option-based derivative products. The Funds may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such a Fund, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

     Swaps, caps, collars and floors are credit-intensive products. The Funds bear the risk of default, i.e., nonpayment by the other party. The guidelines under which the Funds enter into derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Each Fund may enter into swaps only with parties that are deemed creditworthy by the subadviser thereto. Consistent with current market practices, the Funds will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Funds' obligations under an agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss will consist of the payments that the Fund is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Funds may have contractual remedies under the agreements related to the transaction.

     LIMITATIONS ON INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS. Multisector Bond Series, Blue Chip Stock Series II, International Stock Series, High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by a Fund would exceed 5% of the value of such Fund's total assets. In addition, for High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series, the aggregate value of a Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, each such Fund intends to limit its investment in futures during the coming year so that the aggregate value of the Fund's assets subject to futures contracts will not exceed 5% of the value of its net assets.

     S&P 500 Index Series and Mid Cap Stock Series will not purchase or write an OTC option if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between current market value of the underlying security and the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     S&P 500 Index Series and Mid Cap Stock Series will not purchase puts, calls, straddles, spreads or any combinations thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     S&P 500 Index Series will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 10% of the Fund's total assets.

     For Blue Chip Stock Series and International Stock Series II, in connection with options on securities, the total market value of securities against which the Fund has written call or put options may not exceed 25% of the Fund's total assets. In addition, Blue Chip Stock Series and International Stock Series II will not commit individually more than 5% of their total assets to premiums when purchasing call or put options.

     Large Cap Growth Series may write covered call options on its securities up to 15% of its total assets, and may purchase and sell call and put options on common stock written by others up to, for all options, 10% of its total assets.

     To the extent that any Fund enters into futures contracts and options on futures contracts that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS. The use of options, futures contracts and forward contracts involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The use of these transactions for other than hedging purposes involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

     Transactions in options, futures contracts, options on futures contracts, and currency contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission, as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and futures contracts may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods. Fund investments in repurchase agreements with a maturity of more than seven days are subject to the Funds' limitations regarding restricted and illiquid securities. In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay -- although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy
Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of a repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest). U.S. Government Securities Series will only execute repurchase agreements in which the underlying security meets the criteria of such Fund's investment policies. U.S. Government Securities Series will limit transactions involving repurchase agreements to domestic commercial banks and/or recognized dealers in United States government securities believed by Advisers to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Multisector Bond Series, American Leaders Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Mid Cap Stock Series, Global Equity Series and Investors Growth Series each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, although Blue Chip Stock Series and International Stock Series II do not currently intend to make such investments. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund.

     DELAYED DELIVERY TRANSACTIONS. All Funds except Money Market Series and Growth Stock Series may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices.

     The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

     DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund other than Money Market Series, Capital Opportunities Series, Global Equity Series, Investors Growth Stock Series and Growth Stock Series may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Each Fund gives up the right to receive principal and interest paid on the securities sold. However, each Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of each Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or any security that is not considered restricted or illiquid in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Adviser's (or the subadviser's) ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, all Series may lend their portfolio securities. Currently, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series II, Global Growth Series, Growth Stock Series and Aggressive Growth Series are doing so. Such loans, which will be made principally to broker-dealers, are callable at any time and are continuously secured by collateral (cash, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. Such Funds will receive amounts equal to dividends or interest on the securities loaned. These Funds will also earn income for having made the loan. Currently applicable regulatory requirements limit such lending to not more than 33 1/3% of the value of each such Fund's total assets (for each such Fund, total assets include the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on such Fund's investment in the securities loaned.

     The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisers (or the subadviser, if there is one for the Fund) to be of good standing and will not be made unless, in the judgment of Advisers (or the subadviser), the consideration to be earned from such loans would justify the risk.

     RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, except Money Market Series which can invest 10% of its net assets in such securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when Advisers or a subadviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or its delegate subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and interest-only and principal-only classes of mortgage-related securities issued by the U.S. government or its agencies or instrumentalities.

     BORROWINGS. Each Fund may borrow money to the extent set forth below under "Investment Restrictions." None of the Funds will borrow for leverage purposes. Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

     SEGREGATED ACCOUNTS. To comply with the 1940 Act, a Fund engaging in certain transactions involving options, futures, reverse repurchase agreements, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Fortis Series' custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

     SHORT SALES AGAINST THE BOX. Each Fund may sell a security short to the extent such Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

     RATINGS. After purchase by any Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in Appendix B attached hereto.

PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     Multisector Bond Series (194%), Asset Allocation Series (178%), Value Series (211%), Growth Stock Series (175%) and Aggressive Growth Series (264%) had portfolio turnover rates in excess of 100% during the fiscal year ended December 31, 1999. Factors contributing to the higher portfolio turnover rates (rates in excess of 100%) included general market volatility; repositioning of the Funds' portfolios by new management; for each Fund, except Multisector Bond Series and Asset Allocation Series, attempts to maintain the median market capitalization targets; and the need to sell holdings to meet redemption activity in the Funds. While higher turnover rates (100% or more) may result in increased transaction costs, the Funds' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured.

                             INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction which is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and the regulations thereunder may from time to time impose additional restrictions on the Funds' investments.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVERSIFICATION

     As a fundamental policy, each Fund operates as a "diversified" investment company as defined under the 1940 Act, which means that it must meet the following requirements:

          At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     The insurance laws and regulations of various states impose additional diversification requirements on the Funds. One such restriction currently prohibits the Separate Accounts from acquiring the voting securities of any issuer if, as a result of the acquisition, the Separate Accounts and Fortis Benefits, in the aggregate, will own more than 10% of the total issued and outstanding voting securities of the issuer. Another restriction currently prohibits each Fund from acquiring the securities of any issuer, other than securities issued or guaranteed as to principal and interest by the United States Government, if immediately after such acquisition, the value of the investment together with prior investments in the security would exceed 10% of the value of the Fund's total assets. In addition, the Internal Revenue Code of 1986, as amended, imposes certain diversification requirements on the investments of segregated asset accounts underlying variable annuity and life insurance contracts.

FUNDAMENTAL INVESTMENT RESTRICTIONS--APPLICABLE TO EACH SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. No Fund will:

     (1) Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (2) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, for Money Market Series only, this limitation does not apply to investments in domestic banks.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     (4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     (5) Purchase physical commodities or contracts relating to physical commodities.

     (6) Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS--APPLICABLE TO EACH SERIES UNLESS OTHERWISE NOTED

     The following investment restriction may be changed without shareholder approval. No Fund will:

                               ILLIQUID SECURITIES

     (1) Invest more than 15% of their net assets (10% for Money Market Series) in illiquid securities.

                     OPTIONS, FUTURES AND FORWARD CONTRACTS

     (2) High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series will not enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery, or forward commitment basis.)

     (3) International Stock Series will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery or forward commitment basis.)

     (4) S&P 500 Index Series and Mid Cap Stock Series will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

     (5) Large Cap Growth Series will not sell a call option written by it if, as a result of the sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the value of the Fund's total assets.

     (6) Large Cap Growth Series will not invest more than 10% of its total assets in put and call options (including options on market indices).

     (7) Large Cap Growth Series will not purchase or sell options on stock index futures contracts.

     (8) Large Cap Growth Series will not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.

                             CONVERTIBLE SECURITIES

     (9) Large Cap Growth Series will not invest more than 20% of the value of its total assets in convertible securities.

                               RIGHTS AND WARRANTS

     (10) Large Cap Growth Series will not invest more than 5% of the value of its total assets in rights or warrants that entitle the holder to buy equity securities.

                               FOREIGN SECURITIES

     (11) Large Cap Growth Series will not invest more than 15% of the value of its total assets in securities of foreign issuers.

                             MANAGEMENT OF THE FUNDS

     Under Minnesota law, the Board of Directors of Fortis Series has overall responsibility for managing Fortis Series in good faith, in a manner reasonably believed to be in the best interests of the company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Series are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.


                                            POSITION WITH
NAME AND ADDRESS                      AGE     THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------                    -----    ---------                  -----------------------------------------
Richard W. Cutting                    69         Director        Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman*                    60         Director        Director, Fortis, Inc.; prior to July 2000, Chairman and
One Chase Manhattan Plaza                                        CEO of Fortis, Inc., and Managing Director of Fortis
New York, New York                                               International, N.V.; director of Systems and Computer
                                                                 Technology Corporation.

Dr. Robert M. Gavin                   60         Director        President, Cranbrook Education Community; prior to July
380 Lone Pine Road                                               1996, President, Macalester College, St. Paul, MN.
Bloomfield, Michigan

Jean L. King                          56         Director        President, Communi-King, a communications consulting
12 Evergreen Lane                                                firm, St. Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud*                     48       President and     Chief Executive Officer and a Director of Advisers;
500 Bielenberg Drive                             Director        Chief Executive Officer, President and a Director of
Woodbury, Minnesota                                              Investors; Chief Executive Officer and President of
                                                                 Fortis Financial Group; a Director of Fortis
                                                                 Benefits Insurance Company and Senior Vice
                                                                 President of Fortis Insurance Company.

Phillip O. Peterson                   55         Director        Mutual Fund industry consultant; Partner of KPMG LLP,
11155 Kane Trail                                                 through June 1999.
Northfield, Minnesota

Robb L. Prince                        59         Director        Financial and employee benefit consultant; prior to July
5108 Duggan Plaza                                                1995, Vice President and Treasurer, Jostens, Inc., a
Edina, Minnesota                                                 producer of products and services for youth,
                                                                 education, sports award, and recognition markets;
                                                                 director of Analysts International Corporation.

Leonard J. Santow                     64         Director        Principal, Griggs & Santow, Inc., economic and financial
One State Street 5th Floor                                       consultants
New York, New York

Noel F. Schenker                      46         Director        Marketing consultant; prior to 1996, Senior Vice
1908 W. 49th Street                                              President, Marketing and Strategic Planning,
Minneapolis, Minnesota                                           Rollerblade, Inc.

                                            POSITION WITH
NAME AND ADDRESS                      AGE     THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------                    -----    ---------                  -----------------------------------------
Dr. Lemma W. Senbet                   53         Director        The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall                                           Finance Department, University of Maryland, College
College Park, Maryland                                           Park, MD; consultant, international financial
                                                                 institutions.

Joseph M. Wikler                      58         Director        Investment consultant and private investor; prior to
12520 Davan Drive                                                1994, Director of Research, Chief Investment Officer,
Silver Spring, Maryland                                          Principal and a Director, The Rothschild Co., and
                                                                 investment adviser, Baltimore, MD.

Gary N. Yalen                         58      Vice President     President and Chief Investment Officer of Advisers
One Chase Manhattan Plaza                                        (since 1995) and Senior Vice President, Investments, of
New York, New York                                               Fortis, Inc.; prior to 1996, President and Chief
                                                                 Investment Officer, Fortis Asset Management, a former
                                                                 division of Fortis, Inc.

Howard G. Hudson                      63      Vice President     Executive Vice President and Head of Fixed Income
One Chase Manhattan Plaza                                        Investments of Advisers since 1995; prior to 1996,
New York, New York                                               Senior Vice President, Fixed Income, Fortis Asset
                                                                 Management.

Lucinda S. Mezey                      53      Vice President     Executive Vice President and Head of Equity Investments
One Chase Manhattan Plaza                                        of Advisers since October 1997; from 1995 to October
New York, New York                                               1997, Chief Investment Officer, Alex Brown Capital
                                                                 Advisory and Trust Co., Baltimore, MD.

James S. Byrd                         49      Vice President     Executive Vice President of Advisers.
90 South 7th Street
Minneapolis, Minnesota

Nicholas L.M. de Peyster              33      Vice President     Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Diane M. Gotham                       42      Vice President     Vice President of Advisers since 1998; from 1994 to
90 South 7th Street                                              1998, securities analyst for Advisers.
Minneapolis, Minnesota

Maroun M. Hayek                       52      Vice President     Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                        Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert C. Lindberg                    47      Vice President     Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

                                            POSITION WITH
NAME AND ADDRESS                      AGE     THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------                    -----    ---------                  -----------------------------------------
Charles L. Mehlhouse                  58      Vice President     Vice President of Advisers; prior to March 1996,
One Chase Manhattan Plaza                                        portfolio manager, Marshall & Ilsley Bank Corporation,
New York, New York                                               Milwaukee, WI.

Kevin J. Michels                      49      Vice President     Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                        Vice President, Administration, Fortis Asset Management.
New York, New York

Christopher J. Pagano                 37      Vice President     Senior Vice President of Advisers since January 2000;
One Chase Manhattan Plaza                                        from March 1996 until 2000, Vice President of Advisers;
New York, New York                                               from 1995 to March 1996, government strategist, Merrill
                                                                 Lynch, New York, NY.

Kendall C. Peterson                   44      Vice President     Vice President of Advisers since August 1999; from 1985
One Chase Manhattan Plaza                                        to July 1999, Vice President and portfolio manager at
New York, New York                                               Prudential Insurance Company of America, Newark, NJ.

Michael J. Romanowski                 50      Vice President     Vice President of Advisers since 1998; from October 1995
One Chase Manhattan Plaza                                        to March 1998, portfolio manager, Value Line, New York,
New York, New York                                               NY; prior to October 1995, securities analyst, Conning & Co.,
                                                                 Hartford, CT.

Christopher J. Woods                  40      Vice President     Vice President of Advisers since 1995; prior to 1996
One Chase Manhattan Plaza                                        Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert W. Beltz, Jr.                  51      Vice President     Vice President--Securities Operations of Advisers and of
500 Bielenberg Drive                                             Investors.
Woodbury, Minnesota

Peggy L. Ettestad                     43      Vice President     Senior Vice President, Operations of Advisers since
500 Bielenberg Drive                                             March 1997; prior to March 1997, Vice President, G.E.
Woodbury, Minnesota                                              Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely                      42    Vice President and   Vice President of Advisers and of Investors since 1998;
500 Bielenberg Drive                            Treasurer        prior to 1998, Second Vice President of Advisers and
Woodbury, Minnesota                                              Investors.

Dickson W. Lewis                      51      Vice President     Senior Vice President, Marketing and Sales of Advisers
500 Bielenberg Drive                                             and of Investors since July 1997; from 1993 to July
Woodbury, Minnesota                                              1997, President and Chief Executive Officer,
                                                                 Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson                     58      Vice President     Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                             Benefits Insurance Company.
Woodbury, Minnesota

                                            POSITION WITH
NAME AND ADDRESS                      AGE     THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------                    -----    ---------                  -----------------------------------------

Scott R. Plummer                      41      Vice President     Vice President, Associate General Counsel and Assistant
500 Bielenberg Drive                                             Secretary of Advisers.
Woodbury, Minnesota

Rhonda J. Schwartz                    42      Vice President     Since January 1996, Senior Vice President and General
500 Bielenberg Drive                                             Counsel of Advisers, Vice President and General Counsel,
Woodbury, Minnesota                                              Life and Investment Products of Fortis Insurance Company
                                                                 and Senior Vice President and General Counsel of
                                                                 Fortis Benefits Insurance Company, FFG Division;
                                                                 from 1994 to January 1996, Vice President, General
                                                                 Counsel and Secretary of Fortis, Inc.

Melinda S. Urion                      47      Vice President     Senior Vice President and Chief Financial Officer of
500 Bielenberg Drive                                             Advisers since 1997; from 1995 to 1997, Senior Vice
Woodbury, Minnesota                                              President of Finance and Chief Financial Officer,
                                                                 American Express Financial Corporation; prior to
                                                                 November 1995, corporate controller, American
                                                                 Express Financial Corporation.

Michael J. Radmer                     55         Secretary       Partner, Dorsey & Whitney LLP, Fortis Series' General
220 South Sixth Street                                           Counsel.
Minneapolis, Minnesota

-----------------------------
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Advisers and Fortis Series because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and Fortis Series primarily because he holds a position as Director of Fortis, Inc., the parent company of Advisers.

     Each director who is not affiliated with Advisers or Investors receives a monthly fee of $700 from Fortis Series, $100 per meeting attended from Fortis Series, and $100 per committee meeting attended from Fortis Series (and reimbursement of travel expenses to attend meetings). Each such director also receives a monthly fee, a meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Series during the fiscal year ended December 31, 1999, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1999. Mr. Freedman and Mr. Kopperud, who were both affiliated with Advisers and Investors during this period, did not receive any compensation. Mr. Peterson and Dr. Senbet became members of the Board in June 2000 and did not receive compensation from the Fund Complex during the period represented. No executive officer receives any compensation from the Funds.



                                                 Aggregate
                                             Compensation from           Total Compensation from
          Director                             Fortis Series                  Fund Complex*
          ------------------------------------------------------------------------------------------

          Richard W. Cutting                      $10,800                        $31,250
          Dr. Robert M. Gavin                     $10,800                        $31,250
          Jean L. King                            $10,600                        $29,250
          Edward M. Mahoney**                     $10,800                        $31,250
          Robb L. Prince                          $10,800                        $31,250
          Leonard J. Santow                       $14,212                        $33,850
          Noel F. Schenker                        $ 5,700                        $26,150
          Joseph M. Wikler                        $14,300                        $34,750



* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.
**  Mr. Mahoney retired from the Board effective January 1, 2000.

         During the fiscal year ended December 31, 1999, Fortis Series paid $202,586 in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

         Directors Gavin, Kopperud, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

                        PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2000, less than 1% of the outstanding shares of Fortis Series were attributable to contracts owned of record or beneficially by the directors and executive officers as a group. The directors and executive officers otherwise do not own any of the outstanding shares of Fortis Series.

         As of March 31, 2000, no person was a record holder or, to the knowledge of Fortis Series, a beneficial owner of more than 5% of the outstanding shares of any Fund, except as set forth below:



Fund                                                                                                 Percent of
                                                   Name and Address of                              Outstanding
                                                       Shareholder             Number of Shares        Shares
-------------------------------------------------------------------------------------------------------------------
Diversified Income Series                  Fortis Benefits Ins. Co. ("FBIC")          8,682,707             98.41%
                                           500 Bielenberg Dr.
                                           Woodbury MN 55125

Growth Stock Series                                       FBIC                       22,860,507             99.68%
Asset Allocation Series                                   FBIC                       29,588,650             99.47%
Money Market Series                                       FBIC                        8,884,146             99.10%
US Government Securities Series                           FBIC                       12,462,489             98.89%
Global Growth Series                                      FBIC                       14,046,373             99.46%
Aggressive Growth Series                                  FBIC                       10,822,785             98.93%
Growth & Income Series                                    FBIC                       13,296,570             96.89%
High Yield Series                                         FBIC                        6,932,420             97.43%
International Stock Series II                             FBIC                        4,499,372             97.21%
International Stock Series                                FBIC                        8,619,912             98.14%
Multisector Bond Series                                   FBIC                        1,895,563             97.91%
Value Series                                              FBIC                        5,637,200             96.90%





S&P 500 Index Series                                      FBIC                       18,097,226             96.80%
Blue Chip Stock Series                                    FBIC                       12,893,059             97.60%
Mid Cap Stock Series                                      FBIC                        2,542,635             98.13%
Large Cap Growth Series                                   FBIC                        6,596,868             96.28%
Small Cap Value Series                                    FBIC                        4,091,284             98.32%




                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of Fortis Series since its inception. Fortis Investors, Inc. ("Investors") acts as the Funds' underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of December 31, 1999, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $8.2 billion.

     Each Fund pays Advisers a monthly fee for providing investment advisory services. The services provided by Advisers include:

-    General management of all Funds.
-    Investment management for those Funds that do not have a subadviser.
- Ultimate responsibility (subject to oversight by Fortis Series' Board of Directors) to oversee any subadvisers hired to manage all or a portion of any of the Funds and recommend the hiring, termination and replacement of subadvisers. In this role Advisers acts as a "Manager of Managers."

     Fortis Series has received an exemptive order from the Securities and Exchange Commission that permits Advisers to appoint new subadvisers, with approval by Fortis Series' Board of Directors and without obtaining approval from those contract holder's that participate in the applicable Fund. Within 90 days after hiring any new subadviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. Advisers will not enter into a sub-advisory agreement with an affiliated subadviser unless contract holders approve such agreement.

     The specific conditions of the exemptive order are as follows:

1. Before Fortis Series may rely on the exemptive order, the operation of Fortis Series under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.

2. Fortis Series must disclose in its prospectus the existence, substance and effect of the exemptive order. In addition, Fortis Series must hold itself out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that Advisers has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the subadvisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new subadviser, the contract holders participating in the relevant Fund will be furnished all information about the new subadviser that would be included in a proxy statement, except as modified by the order to permit Aggregate Fee Disclosure. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new subadviser. Advisers will meet this condition by providing contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the 1934 Act, except as modified by the order to permit Aggregate Fee Disclosure.

4. Advisers will not enter into a sub-advisory agreement with any Affiliated Subadviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by contract holders.

5. At all times, a majority of the Board of Directors of Fortis Series will be directors who are not "interested persons," as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the contract holders participating in that Fund and does not involve a conflict of interest from which Advisers or the Affiliated Subadviser derives an inappropriate advantage.

7. Advisers will provide general management services to Fortis Series and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and, subject to review and approval by the Board of Directors, will: (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend subadvisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple subadvisers;
     (d) monitor and evaluate the investment performance of subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the relevant Fund's investment objective, policies and restrictions.

8. No director or officer of Fortis Series or directors or officers of Advisers will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Subadviser except for (i) ownership of interests in Advisers or any entity that controls, is controlled by or is under common control with Advisers; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

9. Fortis Series will include in its registration statement the Aggregate Fee Disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. Advisers will provide the Board of Directors, no less than often than quarterly, with information about Advisers' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.

12. When a subadviser is hired or terminated, Advisers will provide the Board of Directors with information showing the expected impact on Advisers' profitability.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

         Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

         Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis
(NL) N.V. of The Netherlands and Fortis (B) of Belgium.

         Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         Advisers acts as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as "Agreements." The Agreements will terminate automatically in the event of their assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Fund, by vote of a majority of the outstanding voting securities of such Fund, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Series. Unless sooner terminated, each Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular Fund, by vote of a majority of the outstanding voting securities of such Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         The Agreements provide for the payment of investment advisory and management fees by the Funds calculated as described in the following table.


                                                                                          Investment
                                                                                         Advisory and
Fund                                              Average Net Assets                     Management Fee
----                                              ------------------                     --------------



Money Market Series                         For the first $500 million                        .30%
                                            For assets over $500 million                      .25%
U.S. Government Securities Series           For the first $50 million                         .50%
                                            For assets over $50 million                       .45%
Diversified Income Series                   For the first $50 million                         .50%
                                            For assets over $50 million                       .45%
Multisector Bond Series                     For the first $100 million                        .75%
                                            For assets over $100                              .65%
High Yield Series                           For the first $250 million                        .50%



                                            For assets over $250 million                      .45%
Asset Allocation Series                     For the first $250 million                        .50%
                                            For assets over $250 million                      .45%
American Leaders Series                     For the first $35 million                         .90%
                                            $35 million - $100 million                        .75%
                                            For assets over $100 million                      .65%
Value Series                                For the first $100 million                        .70%
                                            For assets over $100 million                      .60%
Capital Opportunities Series                For the first $200 million                        .90%
                                            $200 million - $500 million                       .85%
                                            For assets over $500 million                      .80%
Growth & Income Series                      For the first $100 million                        .70%
                                            For assets over $100 million                      .60%
S&P 500 Index Series                        All levels of assets                              .40%
Blue Chip Stock Series                      For the first $100 million                        .90%
                                            For assets over $100 million                      .85%
Blue Chip Stock Series II                   For the first $200 million                        .95%
                                            For assets over $200 million                      .90%
International Stock Series                  For the first $100 million                        .85%
                                            For assets over $100 million                      .80%
International Stock Series II               For the first $100 million                        .90%
                                            For assets over $100 million                      .85%
Mid Cap Stock Series                        For the first $100 million                        .90%
                                            For the next $150 million                         .85%
                                            For assets over $250 million                      .80%
Small Cap Value Series                      For the first $50 million                         .90%
                                            For assets over $50 million                       .85%
Global Growth Series                        For the first $500 million                        .70%
                                            For assets over $500 million                      .60%
Global Equity Series                        For the first $200 million                       1.00%
                                            $200 million - $500 million                       .95%
                                            For assets over $500 million                      .90%
Large Cap Growth Series                     For the first $100 million                        .90%
                                            $100 million - $200 million                       .85%
                                            For assets over $200 million                      .80%
Investors Growth Series                     For the first $200 million                        .90%
                                            $200 million - $500 million                       .85%
                                            For assets over $500 million                      .80%
Growth Stock Series                         For the first $100 million                        .70%
                                            For assets over $100 million                      .60%
Aggressive Growth Series                    For the first $100 million                        .70%
                                            For assets over $100 million                      .60%



During the fiscal years ended December 31, 1997, 1998 and 1999, the Funds paid the following investment advisory and management fees to Advisers.



      FUND                                       1997                 1998               1999
      ----                                       ----                 ----               ----

      Money Market                             $191,433             $194,182           $274,499
      U.S. Government Securities                687,529              673,637            689,891
      Diversified Income                        488,855              521,184            518,738



      FUND                                       1997                 1998               1999
      ----                                       ----                 ----               ----


      Multisector Bond                           149,694              163,906            191,654
      High Yield                                 258,195              338,252            355,332
      Asset Allocation                         2,102,625            2,471,163          2,887,514
      American Leaders                             *                    *                  *
      Value                                      230,143              531,886            638,668
      Capital Opportunities                        *                    *                  *
      Growth & Income                          1,250,461            1,816,200          1,971,921
      S&P 500 Index                              251,081              707,922          1,359,937
      Blue Chip Stock                            407,113            1,131,224          2,030,551
      Blue Chip Stock II                           *                    *                  *
      International Stock                        571,117              782,792            979,010
      International Stock II                     406,583              546,257            614,231
      Mid Cap Stock (1)                            *                   49,482            162,691
      Small Cap Value (1)                          *                   61,548            248,146
      Global Growth                            2,416,410            2,487,275          2,486,130
      Global Equity                                *                    *                  *
      Large Cap Growth (1)                         *                   63,457            443,837
      Investors Growth                             *                    *                  *
      Growth Stock                             4,268,503            4,378,864          4,716,919
      Aggressive Growth                          735,430              871,318          1,209,725
      -----------------------------------
      *  Not in existence during this period.
      (1) Inception date: May 1, 1998.


         Advisers, at its own expense, furnishes suitable office space, facilities, equipment, administrative services, and clerical and other personnel as may be required for the management of the affairs and business of Fortis Series, and acts as Fortis Series' registrar, transfer agent, and dividend disbursing agent. Fortis Series pays all its expenses which are not expressly assumed by Advisers or Investors. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Series who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Series and its shares for distribution under Federal securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing contract owners, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders and contract owners, shareholders' meetings, and proxy solicitations. Fortis Series is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. Fortis Series may have an obligation to indemnify its directors and officers with respect to such litigation.

SUB-ADVISORY AGREEMENTS

         Multisector Bond Series, American Leaders Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series have retained subadvisers under investment sub-advisory agreements and for Small Cap Value Series the subadviser has entered into a sub-management agreement with a manager (such agreements are collectively referred to as the "Sub-Advisory Agreements"). Each Sub-Advisory Agreement will terminate automatically upon the termination of the Investment Advisory and Management Agreement between Fortis Series and Advisers, and in the event of its assignment. In addition, the Sub-Advisory Agreements are terminable at any time, without penalty, by the Board of Directors, by Advisers or by a vote of the majority of the applicable Fund's outstanding voting securities on 60 days' written notice to such Fund's subadviser and by a subadviser on 60 days' written notice to Advisers. Unless sooner terminated, the Sub-Advisory Agreements shall continue in effect from year to year if approved at least annually by the Board of Directors of Fortis Series or by a vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Sub-Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval.

         For their services, the subadvisers receive a fee from Advisers (such amounts are payable out of the advisory fees received by Advisers for the same period and are not in addition to such amounts). From its advisory fee, Advisers pays fees to each of the subadvisers calculated as described below:



Fund                                             Subadviser            Annual Average Net Assets          Sub-Advisory Fee
----                                             ----------            -------------------------          ----------------

Multisector Bond Series                             AIM            For the first $200 million                  .450%
                                                                   For assets over $200 million                .400%
American Leaders Series                          Federated         For the first $35 million                   .500%
                                                                   $35 million-$100 million                    .350%
                                                                   For assets over $100 million                .250%
Capital Opportunities Series                        MFS            For the first $200 million                  .500%
                                                                   $200-$500 million                           .450%
                                                                   For assets over $500 million                .400%
S&P 500 Index Series                              Dreyfus          All levels of assets                        .170%
Blue Chip Stock Series                         T. Rowe Price       For the first $100 million                  .500%
                                                                   $100 million-$200 million                   .450%
Blue Chip Stock Series II                           AIM            For the first $200 million                  .550%
                                                                   For assets over $200 million                .500%
International Stock Series                         Lazard          For the first $100 million                  .450%
                                                                   For assets over $100 million                .375%
International Stock Series II (1)           Price International    For the first $20 million                   .750%
                                                                   $20-$50 million                             .600%
                                                                   $50-$200 million                            .500%
                                                                   For assets over $200 million                .500%
Mid Cap Stock Series                              Dreyfus          For the first $100 million                  .500%
                                                                   $200-$500 million                           .450%
                                                                   For assets over $500 million                .400%
Small Cap Value Series                             Berger          For the first $50 million                   .500%
                                                                   For assets over $50 million                 .450%
Global Equity Series                                MFS            For the first $200 million                  .600%
                                                                   $200-$500 million                           .550%
                                                                   For assets over $500 million                .500%
Large Cap Growth Series                           Alliance         For the first $100 million                  .500%
                                                                   For the next $100 million                   .450%
                                                                   For assets over $200 million                .400%
Investors Growth Series                             MFS            For the first $200 million                  .500%
                                                                   $200-$500 million                           .450%
                                                                   For assets over $500 million                .400%

(1) Once the Fund exceeds $200 million in average daily net assets, the entire sub-advisory fee will become an annual rate of .500% of the Fund's average daily net assets.

         For the Small Cap Value Series, Berger LLC pays Perkins, Wolf, McDonnell & Company (the "Manager") an amount equal to .25 of 1% of the Fund's first $50 million of average daily net assets and .225 of 1% of the Fund's net assets in excess of $50 million.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Advisers paid advisory fees to the subadvisers of the following Funds in the amounts set forth below. American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series were not in existence during such periods.



Fund                                    1997              1998              1999
----                                    ----              ----              ----

Multisector Bond                     $69,898           $76,489           $89,438
S&P 500 Index                        105,647           300,867           577,973
Blue Chip Stock                      209,455           551,946         1,098,527
International Stock                  302,356           414,873           510,475
International Stock II               225,590           303,415           341,160
Mid Cap Stock(1)                           *            26,668            90,384
Small Cap Value(1)                         *            34,193           137,859
Large Cap Growth(1)                        *            35,254           246,576
----------------------
* Not in existence during this period.
(1) Inception date: May 1, 1998.



EXPENSES

         Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses of Fortis Series are allocated between the Funds in an equitable manner as determined by officers of Fortis Series under the supervision of the Board of Directors, usually on the basis of net assets or number of contract holders. Out of its advisory fee, but not in excess of those fees, Advisers will reimburse Fortis Series for each Fund's expenses from the date of the initial public offering until the date a Fund's aggregate net assets first reach $10,000,000, to the extent that the aggregate expenses of the Fund (including the investment management and advisory fees for such Fund, but excluding interest, taxes, brokerage fees and commissions) exceed an amount equal, on an annual basis, to the percentage of the average daily net assets of the Fund.

         Advisers bears the costs of acting as Fortis Series' transfer agent, registrar, and dividend agent. Investors has agreed to pay all expenses of distributing Fortis Series' shares, including, but not limited to, costs of printing and distributing prospectuses to new contract owners. Pursuant to a separate Distribution Agreement between Fortis Benefits and Investors, Fortis Benefits reimburses Investors for these costs and expenses with respect to variable life insurance policies issued by Fortis Benefits or pays them on Investors' behalf.

         Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to Fortis Series.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Advisers or, where applicable, a Fund's subadviser, selects and (where applicable) negotiates commissions with broker-dealers who execute trades for the Funds. In selecting a broker-dealer to execute an equity trade, Advisers or the subadviser primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers or the subadviser considers when selecting a broker-dealer for an equity trade include:

     - competitive commissions commensurate with the value of research products and services provided to Advisers or the subadviser;
     -   consistently good service quality;
     -   adequate capital position;
     -   broad market coverage;
     -   continuous flow of information concerning bids and offers;
     - the ability to complete, clear and settle trades in a timely and efficient manner;
     -   capital usage;
     -   specialized expertise;
     -   access to new issues; and
     -   the ability to handle large blocks of stock discreetly.

         For a Fund exclusively composed of debt, rather than equity securities, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers or the subadviser may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

         Advisers or the subadviser may direct orders to broker-dealers who furnish research products and services to Advisers or the subadviser as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement Advisers' or the subadviser's own research and enable Advisers or the subadviser to obtain the views and information of others prior to making investment decisions for the Funds. The following table sets forth the amount and percentage of commissions paid by certain Funds during the fiscal year ended December 31, 1999 to broker-dealers who provided research products and services to Advisers or the Fund's subadviser. Funds not listed did not pay any such commissions.



                                                 Amount of Commissions
                                                Paid to Broker-Dealers
         Fund                                     Providing Research
         ---------------------------       ----------------------------------
         Asset Allocation Series                         $ 106,276
         Value Series                                       73,824
         Growth & Income Series                             82,722
         Global Growth Series                               18,300
         Growth Stock Series                               206,903
         Aggressive Growth Series                           18,754


         Advisers and the subadvisers believe that most research services obtained by them generally benefit several or all of the investment companies, insurance company accounts and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Receipt of these research services reduces Advisers' and the subadvisers' expenses. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 1999 include:

         -   hard copy securities research services;
         -   securities research software database services;
         -   electronic securities trading networks; and
         - statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios;
         - computerized stock quotation systems and related feeds from stock exchanges.

         If a broker-dealer furnishes Advisers or a subadviser with non-research products and services, Advisers or the subadviser will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research products and services.

         Advisers or the respective subadviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers or such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's or the subadviser's overall responsibilities with respect to the accounts to which Advisers or the subadviser exercises investment discretion. In 1999, the Funds generally paid higher commissions than those obtainable from other broker-dealers in return for research products and services. Berger LLC has informal agreements in place with several broker-dealers that relate to equity trades directed by Berger LLC. Under these agreements, the brokers pay for services which assist the investment manager (Berger LLC) in making investment decisions. The brokers are obligated to achieve best execution and the commission rates charged by the brokers are comparable to those charged by brokers with which there is no such agreement. A Fund may receive research in connection with selling concessions and designations in fixed price offerings in which such Fund participates. Advisers and the subadvisers have not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers or the subadvisers from obtaining best execution on a trade.

         The Funds paid brokerage commissions during the periods and in the amounts listed below:




      FUND                                       1997                 1998               1999
      ----                                       ----                 ----               ----

      Asset Allocation                        $ 311,739            $ 688,253        $ 1,416,313
      American Leaders                             *                    *                  *
      Value                                     119,158              490,162            458,252
      Capital Opportunities                        *                    *                  *
      Growth & Income                           114,941              222,420            750,312
      S&P 500 Index                              60,463               61,675             48,561
      Blue Chip Stock                            46,609               99,364            161,581
      Blue Chip Stock II                           *                    *                  *
      International Stock                       145,900              192,277            148,908
      International Stock II                     47,973               79,680             63,766
      Mid Cap Stock (1)                            *                  17,763             32,971
      Small Cap Value (1)                          *                  47,894            113,779
      Global Growth                             485,715              475,037            677,603
      Global Equity                                *                    *                  *
      Large Cap Growth (1)                         *                  16,464             78,878
      Investors Growth                             *                    *                  *
      Growth Stock                              311,310            1,178,542          1,971,488
      Aggressive Growth                          47,456              130,650            277,929
      -----------------------------------
      *  Not in existence during this period.
      (1) Inception date: May 1, 1998.

         Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series and High Yield Series did not pay any brokerage commissions for the fiscal years ended December 31, 1997, 1998 or 1999.

         The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers or any subadviser, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. International Stock Series II (while operating as Global Asset Allocation Series) paid an affiliate of the Fund's subadviser commissions in the amount of $0, $3,266 and $1,698 for the fiscal years ended December 31, 1997, 1998 and 1999, respectively. No commissions were paid by any other Fund to any affiliate of Advisers or a subadviser during the fiscal years ended December 31, 1997, 1998 and 1999.

         From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of their regular brokers or dealers or parent companies of such brokers or dealers during the fiscal year ended December 31, 1999:





                                            Value of                                                             Value of
                                           Securities                                                           Securities
                                            Owned at                                                             Owned at
Name of Issuer                              Year End                Name of Issuer                               Year End
--------------                              --------                --------------                               --------

MONEY MARKET SERIES                                                 GROWTH & INCOME SERIES
American Express Credit Corp.              $ 4,481,375              U.S.Bank (N.A.)                            $13,656,663
American General Finance Corp.             $ 4,449,688
Chevron Oil USA, Inc.                      $ 4,977,133              S&P 500 INDEX SERIES
CIT Group Holdings, Inc.                   $ 4,591,848              Bear Stearns & Co.                         $   177,284
Ford Motor Credit Co.                      $ 4,285,101              Merrill Lynch & Co., Inc.                  $ 1,052,100
Household Finance Corp.                    $ 3,987,924              Morgan Stanley Dean Witter Corp.           $ 2,700,116
IBM Credit Corp.                           $ 5,180,236              Paine Webber Group, Inc.                   $   194,063
Merrill Lynch & Co., Inc.                  $ 4,580,266              U.S. Bank (N.A.)                           $ 4,953,224
U.S. Bank (N.A.)                           $ 6,019,020              U.S. Bancorp                               $   592,241


U.S. GOVERNMENT SECURITIES SERIES                                   BLUE CHIP STOCK SERIES
U.S. Bank (N.A.)                           $ 5,635,738              Bank of America Corp.                      $   998,731
                                                                    Chase Manhattan Corp.                      $ 1,771,275
DIVERSIFIED INCOME SERIES                                           Morgan Stanley Dean Witter Corp.           $ 2,369,650
Bear Stearns & Co.                         $ 1,472,781
Donaldson, Lufkin & Jenrette                                        INTERNATIONAL STOCK SERIES
Securities                                 $ 1,961,607
Merrill Lynch & Co., Inc.                  $ 1,763,986              U.S. Bank (N.A.)                           $ 3,562,400
Paine Webber Group, Inc.                   $   487,102
U.S. Bank (N.A.)                           $   606,186              MID CAP STOCK SERIES
                                                                    Paine Webber Group, Inc.                   $    58,219
MULTISECTOR BOND SERIES                                             U.S. Bank (N.A.)                           $   660,132
U.S. Bank (N.A.)                           $       777

                                                                    SMALL CAP VALUE SERIES
HIGH YIELD SERIES                                                   U.S. Bank (N.A.)                           $   536,159
U.S. Bank (N.A.)                           $ 1,914,679

                                                                    GLOBAL GROWTH SERIES
INTERNATIONAL STOCK SERIES II                                       U.S. Bank (N.A.)                           $14,236,894
ABN Bank                                   $   327,450
Merrill Lynch & Co., Inc.                  $   108,682              LARGE CAP GROWTH SERIES
U.S. Bank (N.A.)                           $ 2,977,676              Ford Motor Co.                             $   849,656
U.S. Bancorp                               $   282,178              General Electric Co.                       $   108,325
Westpac Banking Corp., Ltd.                $   468,585              Merrill Lynch & Co.                        $   768,200
                                                                    Morgan Stanley Dean Witter Corp.           $ 3,054,850
ASSET ALLOCATION SERIES                                             U.S. Bank (N.A.)                           $ 1,921,021
Bear Stearns & Co.                         $ 1,472,781              U.S. Bancorp                               $   180,975
Merrill Lynch & Co., Inc.                  $ 2,478,077
Morgan Stanley Dean Witter Corp.           $ 4,425,250              GROWTH STOCK SERIES                        $ 8,739,703
Paine Webber Group, Inc.                   $   974,205              U.S. Bank (N.A.)
U.S. Bank (N.A.)                           $21,088,289
                                                                    AGGRESSIVE GROWTH SERIES
VALUE SERIES                                                        U.S. Bank (N.A.)                           $13,015,899
U.S. Bank (N.A.)                           $ 1,086,770


         Although investment decisions for each Fund are made independently from those of the other Funds or those of other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or private account. If and when two or more funds or private accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or private account. The simultaneous purchase or sale of the same securities by a Fund and another fund or account may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

         Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, each participating portfolio will receive the same average price for the securities purchased or sold.

         Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Adjustments may be made, for example, as a result of: (i) the cash position of the portfolios involved in the transaction; (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective; or (iii) the size of the portfolios.

                                  CAPITAL STOCK

         Fortis Series' shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

         Fortis Series currently has twenty-three Funds, each constituting a separate series of shares. Under Fortis Series' Articles of Incorporation, the Board of Directors is authorized to create new series in addition to those already existing without the approval of the shareholders of Fortis Series. Each share of stock will have a pro-rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

         Each share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Funds' shares. On some issues, such as the election of directors, all shares of Fortis Series vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

         On an issue affecting only a particular Fund, the shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

         Fortis Series is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Fortis Series may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Fortis Series. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at Fortis Series' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

                                PRICING OF SHARES

         On December 31, 1999, each Fund's net asset value per share was calculated as shown below. Net asset values are not shown for American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series, which had not yet commenced operations as of such date.




MONEY MARKET SERIES
     Net Assets ($  124,104,615)                     =        Net Asset Value per Share ($11.20)
     ---------------------------
     Shares Outstanding (11,079,259)

U. S. GOVERNMENT SECURITIES SERIES
     Net Assets ($ 138,657,928)                      =        Net Asset Value per Share ($10.13)
     --------------------------
     Shares Outstanding (13,692,934)

DIVERSIFIED INCOME SERIES
     Net Assets ($ 101,153,150)                      =        Net Asset Value per Share ($10.91)
     --------------------------
     Shares Outstanding (9,273,517)

MULTISECTOR BOND SERIES
     Net Assets ($  24,925,576)                      =        Net Asset Value per Share ($10.26)
     --------------------------
     Shares Outstanding (2,428,631)

HIGH YIELD SERIES
     Net Assets ($68,166,099)                        =        Net Asset Value per Share ($ 9.09)
     -------------------------
     Shares Outstanding (7,496,362)

ASSET ALLOCATION SERIES
     Net Assets ($  679,956,712)                     =        Net Asset Value per Share ($22.78)
     ---------------------------
     Shares Outstanding (29,847,054)

VALUE SERIES
     Net Assets ($   94,583,132)                     =        Net Asset Value per Share ($15.65)
     ---------------------------
     Shares Outstanding (6,043,086)





GROWTH & INCOME SERIES
     Net Assets ($317,185,745)                       =        Net Asset Value per Share ($21.94)
     -------------------------
     Shares Outstanding (14,456,313)

S&P 500 INDEX SERIES
     Net Assets ($  424,773,389)                     =        Net Asset Value per Share ($22.66)
     ---------------------------
     Shares Outstanding (18,744,635)

BLUE CHIP STOCK SERIES
     Net Assets ($  284,229,269)                     =        Net Asset Value per Share ($21.93)
     ---------------------------
     Shares Outstanding (12,958,021)

INTERNATIONAL STOCK SERIES
     Net Assets ($  143,969,027)                     =        Net Asset Value per Share ($17.94)
     ---------------------------
     Shares Outstanding (8,027,243)


INTERNATIONAL STOCK SERIES II
     Net Assets ($  66,066,698)                      =        Net Asset Value per Share ($13.17)
     --------------------------
     Shares Outstanding (5,016,325)

MID CAP STOCK SERIES
     Net Assets ($  24,799,507)                      =        Net Asset Value per Share ($10.68)
     --------------------------
     Shares Outstanding (2,321,799)

SMALL CAP VALUE SERIES
     Net Assets ($  39,170,590)                      =        Net Asset Value per Share ($10.20)
     --------------------------
     Shares Outstanding (3,838,536)

GLOBAL GROWTH SERIES
     Net Assets ($  474,180,301)                     =        Net Asset Value per Share ($34.72)
     ---------------------------
     Shares Outstanding (13,656,496)

LARGE CAP GROWTH
     Net Assets ($   87,061,024)                     =        Net Asset Value per Share ($15.05)
     ---------------------------
     Shares Outstanding (5,783,459)

GROWTH STOCK SERIES
     Net Assets ($1,044,727,994)                     =        Net Asset Value per Share ($45.14)
     ---------------------------
     Shares Outstanding (23,144,916)

AGGRESSIVE GROWTH SERIES
     Net Assets ($  333,157,939)                     =        Net Asset Value per Share ($33.79)
     ---------------------------
     Shares Outstanding (9,859,699)



         The offering price for purchase orders received in the office of Fortis Series after the beginning of each day the New York Stock Exchange (the "Exchange") is open for trading is based on net asset value determined as of the close of regular trading (currently 3:00 P.M. Central Time) on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Generally, the net asset value of each Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined for a Fund (i) on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares; or (ii) on days during which no shares of the Fund are tendered for redemption and no orders to purchase or sell shares of the Fund are received by Fortis Series.

         Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which the over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days of maturity, are valued at amortized cost, with the exception of Money Market Series. Pursuant to Rule 2a-7 under the Investment Company Act of 1040, Money Market Series' investments are valued at amortized cost which assumes a constant amortization to maturity of discount or premium.

                              REDEMPTION OF SHARES

         Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by Fortis Series of securities owned by it is not reasonably practicable, or it is not reasonably practicable for Fortis Series fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                    TAXATION

         The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as each Fund so qualifies, it is not taxed on the income it distributes to shareholders. Generally, in order to qualify as a regulated investment company, a Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities or other income derived with respect to its investing in such stock or securities. Being qualified as a regulated investment company does not mean that the Internal Revenue Service supervises Fortis Series or approves its policies.

         Under the Code, each Fund will generally be treated as a separate entity for federal tax purposes. Therefore, each Fund will be treated separately in determining whether it qualifies as a regulated investment company and in determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve the Fund of any federal income tax liability.

         Pursuant to the Code, each Fund will be subject to a nondeductible excise tax for each calendar year equal to 4% of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Fund pays income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

         The Code imposes certain diversification requirements on the investments of segregated asset accounts underlying variable annuity and life insurance contracts. Treasury Regulations interpret those requirements. Under the Code and the Regulations, if a variable contract is based in part or in whole on a segregated asset account that fails to meet the diversification standards, the variable contract will not be treated as an annuity or life insurance contract for federal income tax purposes. As a consequence, the income on the contract for any taxable year, whether or not distributed, will be treated as ordinary income received by the contract owner during such year.

         As a general rule, each Fund may invest not more than 55% of the value of its total assets in the securities of a single issuer, not more than 70% of the value of its total assets in the securities of any two issuers, not more than 80% of the value of its total assets in the securities of any three issuers, and not more than 90% of the value of its total assets in the securities of any four issuers. Under the Code and the Regulations, for purposes of the diversification tests, the securities of each agency or instrumentality of the U.S. government are considered the securities of a separate issuer. Each Fund intends to satisfy either the diversification test described above or an alternative diversification test provided by the Code, so that the variable contracts invested in each Fund will be treated as variable contracts under the Code and the income earned with respect to the contracts will not be currently taxable to the contract owners.

         If a Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of such Fund. Generally, original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of such original issue discount even though such Fund receives no cash currently as interest payments on the obligation. Similarly, in the case of PIKs, the Funds are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though they receive no cash.

         Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, a Fund having such income may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or liquidate securities.

         For Federal income tax purposes the Funds had the following capital loss carryovers at December 31, 1999, which, if not offset by subsequent capital gains, will expire in 2000 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.



                Money Market Series                           $     56,052
                U.S. Government Securities Series             $ 19,603,587
                Diversified Income Series                     $ 11,253,332
                Multisector Bond Series                       $    610,193
                High Yield Series                             $ 10,900,636

                                   UNDERWRITER

         Investors has entered into an Underwriting Agreement for the sale and distribution of the Funds' shares. This Underwriting Agreement may be terminated by Fortis Series or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         The Underwriting Agreement requires Investors to pay all promotional expenses in connection with the distribution of the Fortis Series' shares, including printing and distributing prospectuses and shareholder reports to new policy owners and the costs of sales literature. Pursuant to a separate distribution agreement between Fortis Benefits and Investors, Fortis Benefits reimburses Investors for these expenses or pays them on Investors' behalf, to the extent they involve shares issued to fund variable life insurance policies issued by Fortis Benefits.

         In the Underwriting Agreement, Investors undertakes to indemnify Fortis Series against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon Fortis Series in any way arising out of or in connection with the sale or distribution of the Fortis Series' shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with Fortis Series but not with Investors.

                             PERFORMANCE INFORMATION

         The Funds may refer to or advertise average annual total returns and cumulative returns, and may compare such figures to recognized indices. Certain Funds may provide yield calculations. Any advertisement of a Fund's performance will be accompanied by performance of the Separate Account being advertised. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any Fund will fluctuate, so that shares when redeemed may be worth more or less than their original cost.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                              CTR = ( ERV - P ) 100
                                      -------
                                         P

Where:      CTR     =  Cumulative total return
            ERV     =  ending redeemable value at the end of the period of a
                       hypothetical $1,000 payment made at the beginning of such
                       period; and
             P      =  initial payment of $1,000

         This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The following table sets forth the cumulative total return of each Fund (other than American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series, which had not commenced operations prior to the date of this Statement of Additional Information) for the period from inception through December 31, 1999.



                                                                  CUMULATIVE
                 FUND                                            TOTAL RETURN
                 ----                                            ------------

                 Money Market Series (1)                             101.24%
                 U.S. Government Securities Series (1)               130.11%
                 Diversified Income Series (3)                       135.02%
                 Multisector Bond Series (6)                          29.37%
                 High Yield Series (5)                                38.16%
                 Asset Allocation Series (2)                         336.36%
                 Value Series (7)                                     66.80%
                 Growth & Income Series (5)                          156.65%
                 S&P 500 Index Series (7)                            133.14%
                 Blue Chip Stock Series (7)                          126.64%
                 International Stock Series (6)                      110.87%
                 International Stock Series II (6)                    72.77%
                 Mid Cap Stock Series (8)                              7.76%
                 Small Cap Value Series (8)                            9.01%
                 Global Growth Series (4)                            269.78%
                 Large Cap Growth Series (8)                          50.90%
                 Growth Stock Series (1)                             550.77%
                 Aggressive Growth Series (5)                        252.77%
                 ----------------------------
                 (1)      Inception date: March 24, 1987.
                 (2)      Inception date: May 1, 1987.
                 (3)      Inception date: May 2, 1988.
                 (4)      Inception date: May 1, 1992.
                 (5)      Inception date: May 2, 1994.
                 (6)      Inception date: January 3, 1995.
                 (7)      Inception date: May 1, 1996.
                 (8)      Inception date: May 1, 1998.

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                           P(1+T)(n)  = ERV



                                                       Average Annual Total Returns
                                                       ----------------------------


                                                                                   10 years/Since
Fund                                                 1 year           5 years      Inception
----                                                 ------           -------      ---------

     Money Market Series                               4.96%           5.30%             5.02%
     U.S. Government Securities Series                -1.94%           7.17%             6.61%
     Diversified Income Series                        -1.68%           7.11%             7.25%
     Multisector Bond Series (3)                      -7.53%           5.28%             5.29%
     High Yield Series (2)                             1.17%           6.84%             5.87%
     Asset Allocation Series                          19.56%          18.80%            13.69%
     Value Series (4)                                  8.96%             *              14.97%
     Growth & Income Series (2)                       10.72%          20.33%            18.10%
     S&P 500 Index Series (4)                         20.34%             *              25.97%
     Blue Chip Stock Series (4)                       19.88%             *              25.00%
     International Stock Series (3)                   23.99%          16.09%            16.12%
     International Stock Series II (3)                -0.87%          11.56%            11.58%
     Mid Cap Stock Series (5)                         10.97%             *               4.58%
     Small Cap Value Series (5)                       15.34%             *               5.31%
     Global Growth Series (1)                         57.68%          23.86%            18.60%
     Large Cap Growth Series (5)                      27.22%             *              27.97%
     Growth Stock Series                              55.17%          25.28%            17.45%
     Aggressive Growth Series (2)                    109.25%          29.17%            24.92%

   -----------------------------------------------------------
        *  Not applicable
      (1)  Inception date: May 1, 1992
      (2)  Inception date: May 2, 1994
      (3)  Inception date: January 3, 1995
      (4)  Inception date: May 1, 1996
      (5)  Inception date: May 1, 1998


         U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series and Asset Allocation Series may quote 30-day yield figures. A Fund's 30-day yield refers to the income generated by an investment over a 30-day (or one month) period. It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                           Yield = 2 [(a-b + 1)(6) - 1]
                                      ----
                                       cd

Where:        A    =  Dividends and interest earned during the period;
              B    =  Expenses accrued for the period (net of reimbursements);
              C    =  the average daily number of shares outstanding during
                      the period that were entitled to receive dividends; and
              D    =  the maximum offering price per share on the last day of the period.

         The Funds' yields for the 30-day period ended December 31, 1999, were:


                  Fund                                               Yield
                  ----------------------------------------       -------------

                  U.S. Government Securities Series                  6.01%
                  Diversified Income Series                          7.53%
                  Multisector Bond Series                            4.18%
                  High Yield Series                                  10.00%


         Money Market Series may quote its current and effective yields for a seven-day period. Current yield (calculated over a seven-day period) is a percentage computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

         Effective yield (calculated over a seven-day period) is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         Effective Yield = [ (Base Period Return +1) power of 365/7 ] -1

         Money Market Series' yield and effective yield for the seven days ended December 31, 1999, were 5.53% and 5.68%, respectively.

         The Funds also may quote annual yield figures, calculated similarly to the above methods.

         Current yield information is useful in reviewing performance, but because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time and may be insured and the current yield is not necessarily representative of future results.

         Comparative performance information also may be used from time to time in advertising. Advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data compiled by outside organizations such as Lipper Analytical Services, Inc., CDA/Wiesenberger, other entities or organizations or publications which track the performance of investment companies.

                             OTHER SERVICE PROVIDERS

         U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds.

                        LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of Fortis Series owes certain fiduciary duties to Fortis Series and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

         The Funds have filed with the Securities and Exchange Commission, Washington, DC 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, NW, Washington, DC, and copies thereof may be obtained from the Commission at prescribed rates.

                              FINANCIAL STATEMENTS

         The audited financial statements as of December 31, 1999, as set forth in Fortis Series' 1999 Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of Fortis Series, and given on the authority of such firm as experts in accounting and auditing.

                                                                      APPENDIX A

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

         An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer that is a member of the exchange on which the option is traded.

         In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDICES

         In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but maybe as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

         U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodities Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

         A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position. A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

         An option, whether based on a futures contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

         A foreign currency forward exchange contract (a "forward contract") is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in forward contracts, and ordinarily charge a mark-up commission which may be included in the cost of the forward contract. In addition, market-makers may require their customers to deposit collateral upon entering into a forward contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of futures contracts, described above.

         Prior to the stated maturity date of a forward contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

         Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contract, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like currency contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

         Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counter party willing to enter into the transaction with the Fund. Where no such counter party is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Funds will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Funds' ability to enter into desired hedging transactions. The Funds will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers or, if applicable, the Fund's subadviser.

                                                                      APPENDIX B

                        COMMERCIAL PAPER, CORPORATE BOND
                           AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

         Standard & Poor's Rating Services. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into categories ranging from "A" for the highest quality obligations to "D" for the lowest.

         "A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         "A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign designation.

         "A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

         Moody's Investors Service, Inc. Moody's short-term debt ratings are opinions of the ability of the issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         "Prime-1" Superior ability for repayment of senior short-term debt obligations.

         "Prime-2" Strong ability for repayment of senior short-term debt obligations.

         "Prime-3" Acceptable ability for repayment of senior short-term debt obligations.

CORPORATE BOND RATINGS

         Note: Standard & Poor's Ratings Services ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

         Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it





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is not likely to have the capacity to pay interest and repay principal. The
"CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating "CI" is reserved for income bonds on which no interest is being paid.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         "NO" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be





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very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bond which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (Moody's ratings Aaa, Aa, A and Baa, and Standard & Poor's ratings AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

PREFERRED STOCK RATINGS

         Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

         Standard & Poor's Ratings Services. Its ratings for preferred stock have the following definitions:
         An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse




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economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

         An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

         An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



























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